EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of Equity Inns, Inc. (the "Company") for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Mitchell Collins, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







March 12, 2004                                   By:/s/J. Mitchell Collins
                                                          ----------------------
                                                 Name:  J. Mitchell Collins
                                                 Title: Chief Financial Officer